Putnam
Basic Value
Fund
Annual Report

August 31, 1995

[Putnam Logo]
BOSTON * LONDON * TOKYO
PERFORMANCE HIGHLIGHTS

>     This is not a fund you buy because you re bullish or bearish on the market. This is a fund you buy because you believe in a value-oriented investment discipline.

       David King, Fund Manager

FISCAL 1995 RESULTS AT A GLANCE
TOTAL RETURN:                           NAV       POP

(change in value during period
plus reinvested distributions)
Life of fund
(since 1/3/95)                          23.88%    16.74%

SHARE VALUE:                            NAV       POP

1/3/95                                  $8.50     $9.02
8/31/95                                 10.53     11.17

Data above represent past results and are not indicative of future performance. Fund performance data does not take into account any adjustments for taxes payable on reinvested distributions and reflects an expense limitation currently in effect. Without the expense limitation, the fund s total return would have been lower. For comparative performance and explanation of terms, see pages 9 and 10. POP assumes 5.75% maximum sales charge for class A.

FROM THE CHAIRMAN

Dear Shareholder:

Putnam Management expected continued improvement in both the stock and bond markets this year but did not anticipate the vigor of the advance of both markets during the year s first half. Looking ahead, it appears unlikely that both markets can remain as exuberant as they have been over the first three quarters of calendar 1995, but we do not believe the advance has entirely run its course.

As investors assess the effects of the slower economy on corporate earnings growth, we may see some near-term market volatility. However, as the election campaign sparks tax-change proposals, anticipation of major reforms that favor saving and investing may spur investor confidence. This prospect could help sustain the current market advance, even though no meaningful legislation, if any, is likely before 1997.

Whatever direction market events may take next year, a disciplined, value-oriented approach to investing may enable you to seek consistently attractive long-term returns with less susceptibility to the peaks and valleys of market movements. This is precisely the idea behind Putnam Basic Value Fund. Although the fund, inevitably, will be affected by market trends to some degree, its focus on undervalued companies operates somewhat independently of macroeconomic and market forecasts.

In the following report, Fund Manager David King explains the fund s unique strategy and comments on performance over its first, abbreviated fiscal year.

Respectfully yours,

/S/ George Putnam
George Putnam
Chairman of the Trustees
October 18, 1995
REPORT FROM THE FUND MANAGER
DAVID KING

After several months of investment operations, it is quite apparent that Putnam Basic Value Fund is off to a strong start. Over the fund s first fiscal year, which covered the eight months from inception on January 3, 1995, through August 31, 1995, total return was 23.88% at net asset value. This is virtually neck and neck with the Standard & Poor s 500 Index, which returned 23.97% over the same period.

This is a fine achievement for such a fledgling fund. However, when one realizes that this period includes the first few weeks of operations, during which the fund was becoming fully invested and that the market was headed consistently upward during this time, our results become even more impressive.

While the fund s performance thus far clearly demonstrates the effectiveness of its value-oriented strategy, the inherent ups and downs of the market warrant a longer-term perspective. This is especially important, considering that this fund is designed to
identify   and take advantage of   out-of-favor stocks whose
potential may be overlooked by the broader market.

>    A PRICE-CONSCIOUS APPROACH TO EQUITY INVESTING

As noted in the semiannual report, we have focused on a relatively small number of stocks, while seeking to maintain relatively equal weighting among them. While this will mean that the fund may not be widely diversified, the equal-weighting approach does provide one of the primary benefits of diversification: preventing a large and, consequently, vulnerable concentration of holdings in any one company or industry.

On August 31, 1995, insurance and finance, health-care/drugs, and utility stocks constituted the top industry sectors in the portfolio. However, it is important to remember that the fund s composition is driven by a selection process that prizes long-term value rather than any overriding sector-weighting strategy. For example,
technology stocks   this year s market darlings   were not present
at the close of the period, reflecting our belief that this sector offers little value at this time.

A value-oriented investment philosophy rests on the premise that investors often buy and sell stocks in reaction to current events rather than on a rational assessment of the stocks long-term value. Putnam Basic Value Fund attempts to capitalize on opportunities created by this process, buying inexpensively priced stocks of fundamentally sound companies facing temporary weakness. Popular fads, reduced expectations for business prospects, and other unexpected events can push stock prices below their inherent worth.

>    THREE DIFFERENT APPROACHES TO A
     COMMON GOAL: VALUE

The portfolio currently comprises three distinct categories of stocks, each able to benefit in a different way from investors tendency to overreact to current events. Ramp stocks, the first category, are stocks of well-established, relatively stable companies that have experienced declining stock prices because of
various short-term events but that   in our opinion   have the
potential to recover all or a significant portion of the decline.

Columbia Gas, which supplies natural gas to the major markets of the upper Midwest and Northeast, typifies the ramp stock. When gas prices fell dramatically in the late 1980s, Columbia Gas was

LARGEST INDUSTRY SECTORS OF THE FUND*
INSURANCE AND FINANCE    14.2%
HEALTH CARE    11.5%
UTILITIES 10.9%
CONSUMER NONDURABLES     9.2%
OIL AND GAS    6.6%

*    Based on net assets on 8/31/95. Sector allocations will vary over time.
faced with selling its product at a market price lower than the price it was paying suppliers. This was an industry-wide phenomenon, that, if it had continued, would have substantially affected the company s net worth. In 1992, the company declared bankruptcy. However, by early 1995, an agreement with suppliers and creditors to resume operations and begin paying dividends again seemed attainable, and the stock was added to the fund s portfolio. Columbia Gas appears likely to meet our key criteria
for a ramp stock   that it can achieve 50% total return within two
years time. In fact, by the close of the period, the stock had already appreciated 25%.

 Anchor stocks, the second category, are characterized primarily by current high dividend yields, which indicate their ability to produce satisfactory returns even with only minimal price appreciation. Bankers Trust, one example, is expected to play a defensive, income-oriented role in the portfolio. When the fund purchased this stock, its price was depressed from the decline of its trading and financial derivatives businesses. Diligent and comprehensive analysis of the company s unique circumstances, including meetings with senior management, determined that the stock s 7% dividend was secure. Since the addition of Bankers Trust to the portfolio, the derivatives crisis has subsided and the company s earnings have begun to show recovery.

The third group, rocket stocks, holds dramatic total return potential for patient investors who understand the companies financial or market dynamics and, therefore, their true underlying values. Our goal for a rocket stock is that it be able to achieve a 100% total return over a three-year average holding period.

In the closing months of the period, Southern Pacific Railway, a
rocket stock, was acquired by Union Pacific Railway   a ramp stock
also held by the fund. Southern Pacific Railway fit the traditional value-stock profile: an out-of-favor company

TOP 10 HOLDINGS (8/31/95)

PHILIP MORRIS CO., INC.
Leading tobacco, food processing, and brewing company

LILLY (ELI) & CO.
Pharmaceuticals

BANKERS TRUST NEW YORK CORP.
Multinational banking and finance

NATIONSBANK CORP.
Commercial banking

POLAROID CORP.
Photographic equipment and supplies

UNION CARBIDE CORP.
Industrial organic chemical supplier

USF&G CORP.
Insurance

UPJOHN CO.
Pharmaceuticals

BENEFICIAL CORP.
Consumer finance

UNION PACIFIC CORP.
Railroad

These holdings represent 24.85% of the fund s assets. Portfolio holdings will vary over time.

experiencing short-term difficulties. The fact that Union Pacific stock has gone up on the news of the proposed merger validated our initial assumption that Southern Pacific is an undervalued railway property. While the merger must still be approved by the Interstate Commerce Commission, the fund has sold its position in Southern Pacific, realizing a sizable gain. This seemed judicious, since the fund would have ended up holding 6% of its portfolio assets in what was, in effect, one company. The Union Pacific position continues to appreciate nicely as investors recognize the stronger competitive position brought about by the potential combination.
The fund also benefited from another merger event. Pharmacia, a Swedish pharmaceutical company, announced a plan to merge with Upjohn. Upjohn, a ramp stock, has a significant market share in the United States. Its combination with Pharmacia, which holds a large presence in Europe, is expected to produce greater economies of scale and a global distribution network. Upjohn remains in the portfolio and continues to demonstrate attractive long-term appreciation potential.


>    BUILDING LONG-TERM VALUE

Whether they are ramp, anchor, or rocket stocks, every holding in the fund s portfolio shares a common thread. We believe that all offer long-term value because their prices are low in relation to the companies earnings power. Consequently, each may have the potential to outperform the markets over time. Our challenge, however, is to distinguish those companies whose stock prices will recover from those that deserve their lower prices because of permanently weaker fundamentals. Correctly identifying these potential winners and losers is one of the key risks facing every value investor. As the fund enters its second fiscal year, Putnam s fundamental, bottom-up research, disciplined valuation techniques, and strict buy and sell rules will remain critical to making this distinction.

The views expressed about the companies mentioned in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund s performance. Total return shows how the value of the fund s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.

Performance should always be considered in light of a fund s investment strategy. Putnam Basic Value Fund is designed for investors seeking long-term capital appreciation primarily through undervalued common stocks and other equity securities.

TOTAL RETURN FOR PERIOD ENDED 8/31/95
                                   STANDARD       CONSUMER
                                   & POOR S       PRICE
               NAV       POP       500  INDEX     INDEX

Life of fund
(since 1/3/95) 23.88%    16.74%    23.97%         2.14%

TOTAL RETURN FOR PERIOD ENDED 9/30/95
(most recent calendar quarter)

                                   NAV            POP
Life of fund
(since 1/3/95)                     27.65%         20.29%

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions and represent past results. POP assumes maximum 5.75% sales charge. Investment returns and principal value will fluctuate so an investor s shares, when sold, may be worth more or less than their original cost. Fund performance data does not take into account any adjustments for taxes payable on reinvested distributions and reflects an expense limitation currently in effect. Without the expense limitation, the fund s total return would have been lower. The short-term results of a relatively new fund such as this fund, are not necessarily indicative of its long-term prospects.

COMPARATIVE BENCHMARKS

STANDARD & POOR S 500 INDEX is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The fund s portfolio contains securities that do not match those in the index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 1/3/95

[Line graph showing

Fund shares at POP:  $9,425-$11,674
Standard & Poor's 500 Index:  $10,214-$12,397
Consumer Price Index:  constant at $10,214]

Past performance is no assurance of future results.


TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund s assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge.
REPORT OF INDEPENDENT ACCOUNTANTS
For the period January 3, 1995 (commencement of operations) to August 31, 1995

To the Trustees and Shareholders of
Putnam Basic Value Fund

We have audited the accompanying statement of assets and liabilities of Putnam Basic Value Fund, including the portfolio of investments owned, as of August 31, 1995, and the related statement of operations, the statement of changes in net assets and the Financial Highlights for the period January 3, 1995 (commencement of operations) to August 31, 1995. These financial statements and Financial Highlights are the responsibility of the fund s management. Our responsibility is to express an opinion on these financial statements and Financial Highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and Financial Highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and   Financial
Highlights referred to above present fairly, in all material respects, the financial position of Putnam Basic Value Fund as of August 31, 1995, the results of its operations, the changes in its net assets, and the Financial Highlights for the period January 3, 1995 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles.

                              Coopers & Lybrand L.L.P.
Boston, Massachusetts
October 16, 1995
PORTFOLIO OF INVESTMENTS OWNED
August 31, 1995

Common Stocks (95.9%)*
Number of Shares    Value
Aerospace and Defense(1.0%)
          400       Lockheed Martin Corp.                $ 24,350
Automotive(4.6%)
          1,200     General Motors Corp.                   56,400
          1,250     Varity Corp.+                          56,875
                                                         --------
                                                          113,275
Basic Industrial Products(4.2%)
          2,000     CBI Industries, Inc.                   49,000
          1,500     Harnischfeger Industries, Inc.         55,125
                                                         --------
                                                          104,125
Chemicals(2.4%)
          1,700     Union Carbide Corp.                    60,350
Conglomerates(2.2%)
          2,300     Ogden Corp.                            53,475
Consumer Non Durables(9.2%)
          700       Avon Products, Inc.                    49,430
          1,700     Ball Corp.                             57,800
          3,100     Dimon Inc.                             54,250
          900       Philip Morris Cos., Inc.               67,163
                                                         --------
                                                          228,643
Environmental Control(2.1%)
          1,800     WMX Technologies, Inc.                 52,875
Food and Beverages(4.5%)
          3,300     Archer Daniels Midland Co.             54,863
          1,700     Dole Food Co.                          55,675
                                                         --------
                                                          110,538
Health Care(11.5%)
          1,500     Baxter International, Inc.             58,500
          700       Bristol-Myers Squibb Co.               48,038
          800       Lilly (Eli) & Co.                      65,500
          1,400     Upjohn Co.                             59,325
          600       Warner-Lambert Co.                     54,225
                                                         --------
                                                          285,588
Insurance and Finance(14.2%)
          800       Aetna Life & Casualty Co.              54,600
          900       Bankers Trust New York Corp.           61,988
          1,200     Beneficial Corp.                       58,950
          1,500     Fleet Financial Group, Inc.            55,500
          1,000     NationsBank Corp.                      61,375
          3,300     USF&G Corp.                            59,813
                                                         --------
                                                          352,226
Common Stocks (continued)
Number of Shares    Value
Metals and Mining(4.8%)
          1,700     Alumax, Inc.+                         $58,013
          1,894     Freeport-McMoRan
                    Copper & Gold Co., Inc.
                    Class B+                               44,272
          2,700     Freeport-McMoRan Inc.                  15,188
                                                         --------
                                                          117,473
Oil and Gas(6.6%)
          1,200     Anadarko Petroleum Corp.               57,300
          1,600     Columbia Gas
                    System, Inc.+                          56,400
          2,300     Occidental Petroleum Corp.             50,025
                                                         --------
                                                          163,725
Photography(4.6%)
          900       Eastman Kodak Co.                      51,863
          1,400     Polaroid Corp.                         61,075
                                                         --------
                                                          112,938
Real Estate(6.1%)
          3,300     Debartolo Realty Corp.                 46,613
          1,600     Meditrust Corp.                        52,600
          1,300     Nationwide Health
                    Properties, Inc.                       50,863
                                                         --------
                                                          150,076
Retail(4.6%)
          4,000     K mart Corp.                           54,500
          1,800     Kroger Co.+                            58,725
                                                         --------
                                                          113,225
Transportation(2.4%)
          900       Union Pacific Corp.                    58,950
Utilities(10.9%)
          2,000     Cinergy Corp.                          51,250
          3,300     Long Island Lighting Co.               56,100
          1,200     NYNEX Corp.                            54,000
          2,300     Northeast Utilities Co.                52,613
          2,600     Potomac Electric
                    Power Co.                              55,575
                                                         --------
                                                          269,538
Total Common Stocks
(cost $2,063,765)                                     $ 2,371,370

Short-Term Investments (4.5%)*
(cost $112,018)
Principal Amount                                            Value
$112,000  Interest in $517,279,000 joint
          repurchase agreement dated
          August 31, 1995 with Morgan
          Stanley & Co. Inc. due
          September 1, 1995 with respect
          to various U.S. Treasury
          obligations  maturity value
          of $112,018 for an effective
          yield of 5.77%                                $ 112,018

Total Investments
(cost $2,175,783)***                                  $ 2,483,388

Notes

* Percentages indicated are based on total net assets of $2,472,655, which correspond to a net asset value per share of $10.53.

+         Non-income-producing security.

*** The aggregate identified cost for federal income tax purposes is $2,174,350, resulting in gross unrealized appreciation and depreciation of $348,519 and $39,481, respectively, or net unrealized appreciation of $309,038.

The accompanying notes are an integral part of these financial statements.
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

ASSETS
Investments in securities, at value
(identified cost $2,175,783) (Note 1)                  $2,483,388
Cash                                                            4
Dividends and interest receivable                           8,435
Receivable from Manager (Note 3)                           20,496
Unamortized organization expenses                           5,619

TOTAL ASSETS                                            2,517,942
LIABILITIES
Payable for securities purchased                           34,247
Payable for compensation of Trustees (Note 3)                  49
Payable for organization expenses (Note 1)                  6,425
Payable for investor servicing and custodian fees (Note 3)  1,071
Other accrued expenses                                      3,495
TOTAL LIABILITIES                                          45,287
NET ASSETS                                             $2,472,655
REPRESENTED BY
Paid-in capital (Notes 1, 2 and 5)                     $2,014,531
Undistributed net investment income (Note 1)               34,280
Accumulated net realized gain on
 investment transactions (Note 1)                         116,239
Net unrealized appreciation of investments                307,605
TOTAL   REPRESENTING NET ASSETS APPLICABLE
TO CAPITAL SHARES OUTSTANDING                          $2,472,655

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per share
($2,472,655 divided by 234,860 shares)                     $10.53
Offering price per share (100/94.25 of $10.53)*            $11.17

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.
STATEMENT OF OPERATIONS
For the period January 3, 1995 (commencement of operations) to August 31, 1995

INVESTMENT INCOME
Dividends                                                 $43,677
Interest                                                    1,918
TOTAL INVESTMENT INCOME                                    45,595

EXPENSES:
Compensation of Manager (Note 3)                            9,671
Investor servicing and custodian fees (Note 3)              5,796
Compensation of Trustees (Note 3)                             410
Reports to shareholders                                     1,000
Auditing  16,305
Legal     8,784
Postage   34
Registration Fees   683
Administrative Services (Note 3)                               27
Amortization of organization expenses                         806
Fees waived by Manager (Note 3)                          (32,910)
TOTAL EXPENSES                                             10,606
NET INVESTMENT INCOME                                      34,989
Net realized gain on investments (Notes 1 and 4)          116,239
Net unrealized appreciation of investments
 during the period  307,605
NET GAIN ON INVESTMENT TRANSACTIONS                       423,844
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $458,833

The accompanying notes are an integral part of these financial statements.
STATEMENT OF CHANGES OF NET ASSETS


                                                   For the period
                                                  January 3, 1995
                                                    (commencement
                                                   of operations)
                                                    to August 31,
                                                             1995

INCREASE IN NET ASSETS
OPERATIONS:
Net investment income                                     $34,989
Net realized gain on investments                          116,239
Net unrealized appreciation of investments                307,605
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                 458,833
Increase from capital share transactions (Note 5)       1,993,822
TOTAL INCREASE IN NET ASSETS                            2,452,655
NET ASSETS
Beginning of period 20,000
END OF PERIOD (including undistributed
net investment income of $34,280)                      $2,472,655

The accompanying notes are an integral part of these financial statements.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
                                                   For the period
                                                  January 3, 1995
                                                    (commencement
                                                   of operations)
                                                    to August 31,
                                                             1995

NET ASSET VALUE, BEGINNING OF PERIOD                        $8.50
INVESTMENT OPERATIONS:
Net investment income                                      .15(a)
Net realized and unrealized gain
on investments                                               1.88
TOTAL FROM INVESTMENT OPERATIONS                          2.03(a)
LESS DISTRIBUTIONS
Net investment income
Net realized gain on investments
TOTAL DISTRIBUTIONS
NET ASSET VALUE, END OF PERIOD                             $10.53
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (b)                                  23.88(c)
NET ASSETS, END OF PERIOD (in thousands)                   $2,473
Ratio of expenses to
average net assets (%)                                  .51(a)(c)
Ratio of net investment income to
average net assets (%)                                 1.67(a)(c)
Portfolio turnover (%)                                   51.07(c)

(a)       Reflects an expense limitation during the period (See
          Note 3). As a result of such limitation, expenses of the fund reflect a reduction of approximately $0.14 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)       Not annualized.

The accompanying notes are an integral part of these financial statements.
NOTES TO FINANCIAL STATEMENTS
For the period January 3, 1995 (commencement of operations) to August 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES
The fund is a series of Putnam Investment Funds (the Trust ) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long term capital appreciation by investing primarily in common stocks which are undervalued at the time of purchase.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported as in the case of some securities traded over-the-counter the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees.

B JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ( Putnam Management ), the fund s Manager, a wholly-owned subsidiary of Putnam Investments, Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The fund s Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

E FEDERAL INCOME TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and excise tax on income and capital gains.

F DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders will be recorded by the fund on the ex-dividend date. The fund will distribute any net investment income at least quarterly and net realized gains at least annually. The amount and character of income and gains to be distributed will be determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of non-taxable dividends and organization expenses.

Reclassifications will be made to the fund s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended August 31, 1995, the fund reclassified $709 to decrease undistributed net investment income and $709 to increase paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G EXPENSES OF THE TRUST Expenses directly charged or attributable to the fund will be paid from the assets of the fund. Generally, expenses of the Trust will be allocated and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares aggregated $6,425. These expenses are being amortized on a straight line basis over a five-year period.

NOTE 2
INITIAL CAPITALIZATION AND OFFERING PRICE OF SHARES

The Trust was established as a Massachusetts business trust under the laws of Massachusetts on October 31, 1994.

During the period October 31, 1994 to January 3, 1995, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $20,000 and the issuance of 2,353 shares to Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc..

At August 31, 1995, Putnam Investment Management, Inc. owned
199,659 shares of the fund (85.01% of shares outstanding), valued at $2,102,409.

NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Through December 31, 1995, the fund s Manager has agreed to limit the fund s expenses to the extent that expenses (exclusive of brokerage, interest, taxes, deferred organizational and extraordinary expenses and distribution fees) exceed an annual rate of 1.00% of the fund s average net assets.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.
Trustees of the fund receive an annual Trustee s fee of $100 and an additional fee for each Trustees meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

Custodial functions for the fund s assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam
Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Investor servicing and custodian fees reported in the Statement of operations for the period January 3, 1995 (commencement of operations) to August 31, 1995 have been reduced by credits allowed by PFTC, and such credits amounted to $4,016.

The fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, although the fund is not currently making any payments pursuant to this plan. The purpose of the plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Trustees have approved payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund s average net assets.

During the period January 3, 1995 (commencement of operations) to August 31, 1995, Putnam Mutual Funds Corp., acting as the underwriter, received no commissions from the sale of shares of the fund.

NOTE 4
PURCHASES AND SALES OF SECURITIES

During the period January 3, 1995 (commencement of operations) to August 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $3,006,558 and $1,058,964, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 5
CAPITAL SHARES
For the period January 3, 1995 (commencement of operations) to August 31, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:
                                   For the period January 3, 1995
                                  (commencement of operations) to
                                                  August 31, 1995
                                            Shares         Amount
Shares sold
                                           233,313     $2,001,821
Shares repurchased                           (806)        (7,999)
NET INCREASE                               232,507     $1,993,822


FEDERAL TAX INFORMATION
(unaudited)

The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.
FUND INFORMATION

INVESTMENT
MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust
Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Peter Carman
Vice President
Brett C. Browchuk
Vice President
Thomas V. Reilly
Vice President
David L.  King
Vice President and Fund Manager
William N. Shiebler
Vice President
Paul M. O Neil
Vice President
John D. Hughes
Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Basic Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of the Putnam Quarterly Performance Summary.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


20431 10/95